UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2025

DAVE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40161	86-1481509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1265 South Cochran Avenue

Los Angeles, CA 90019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (844) 857-3283

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001	DAVE	The Nasdaq Stock Market LLC
Redeemable warrants, each lot of 32 warrants exercisable for one share of Class A common stock at an exercise price of $368 per share of Class A common stock	DAVEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 4, 2025 (the “Effective Date”), Dave Operating LLC (“Dave Operating”), a wholly-owned subsidiary of Dave Inc. (“Dave Parent”, and together with Dave Operating, or either entity individually, as the context requires, the “Company” or “Dave”), entered into the First Amendment (the “First Amendment”) to the Program Agreement, dated February 27, 2025 (the “Agreement”), with Coastal Community Bank (“Coastal”) that governs the Company’s partnership with Coastal through which eligible consumers may be offered different types of Dave-branded deposit accounts (“Deposit Accounts”) and cards (collectively “Cards,” and each a “Card”) (the Deposit Accounts and the Cards collectively, the “Program”).

Pursuant to the First Amendment, certain receivables associated with the Program (“Receivables”) in an amount up to $225 million will be maintained on the balance sheet of Coastal for up to 60 calendar days following their origination date and then sold to the Company.

Coastal shall retain interest in an amount equal to a variable rate based on the Fed Funds Rate plus a margin on any applicable Receivables while such Receivables are on Coastal’s balance sheet. The Company will further be responsible for various operational, pass-through costs of Coastal.

The foregoing description of the First Amendment is qualified in its entirety by reference to the full text of the First Amendment, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2025.

Item 2.02	Results of Operations and Financial Condition.

On August 6, 2025, Dave Inc. issued a press release announcing its financial results for the quarter ended June 30, 2025. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished under this Item 2.02, including Exhibit 99.1, will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and will not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 6, 2025

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2025	Dave Inc.

	By:	/s/ Kyle Beilman
	Name:	Kyle Beilman
	Title:	Chief Financial Officer and Chief Operating Officer